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                                                    EXHIBIT NUMBER (10)(xxix)(2)
                                                    TO 2000 FORM 10-K

                           SECOND AMENDMENT TO LEASE

             THIS SECOND AMENDMENT TO LEASE (this "Amendment"), made and entered into as of the 8/th/ day of September, 2000, by and between PERIMETER
                       ----
        SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership ("Landlord") and NORTHERN TRUST RETIREMENT CONSULTING, LLC, a Delaware limited liability corporation ("Tenant");

                               WITNESSETH THAT:

             WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated November 5, 1999, as amended by that certain First Amendment to Lease ("First Amendment") dated February 29, 2000 (collectively, the "Lease") for certain premises in the building located at 3003 Summit Boulevard, Atlanta, Georgia 30329 (the "Building"), consisting of approximately 127,611 rentable square feet of space (the "Premises");

             WHEREAS, Tenant has elected to exercise its Expansion Option under Special Stipulation No. 7 to lease from Landlord certain Expansion Space; and

             WHEREAS, Landlord and Tenant desire to evidence such expansion of the Premises and to amend certain other terms and conditions of the Lease and evidence their agreements and other matters by means of this Amendment;

             NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereto do hereby agree as follows:

               1. Tenant shall lease from Landlord an additional 12,629 rentable square feet of space consisting of (i) 101 rentable square feet on the first (1/st/) floor of the Building; (ii) 132 rentable square feet on the second (2nd) floor of the Building; (iii) 12,188 rentable square feet on the sixth (6/th/) floor of the Building; (iv) 104 rentable square feet on the seventh (7/th/) floor of the Building; and (v) 104 rentable square feet on the eighth (8/th/) floor of the Building (collectively, the "Expansion Space"), all as shown on Exhibit "A" attached hereto and by this reference made a part hereof, increasing the total rentable square feet of space leased pursuant to the Lease to 140,240. The leasing of
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                    the portion of the Expansion Space on the seventh (7/th/)
                    and eighth (8/th/) floors includes the appurtenant right for Tenant to access the leased areas through the elevator lobby and corridors thereof; provided, however, if and to the extent the portion of the Expansion Space located on the seventh (7/th/) and eight (8/th/) floors is within another tenant's premises such that such leased areas may only be accessed through such other tenant's premises, then Tenant agrees that Tenant's access shall be subject to such reasonable rules and regulations as may be promulgated by Landlord from time to time with respect to such access. The leasing of the portion of the Expansion Space on the first (l/st/) floor includes the appurtenant right for Tenant to access the leased area from the floor below. Tenant covenants and agrees that the portion of the Expansion Space leased hereby located on the first (1/st/), second (2nd), seventh (7/th/) and eighth (8/th/) floors may only be used by Tenant for the housing of Tenant's equipment including, without limitation, cabling. Landlord and Tenant acknowledge and agree that the foregoing expansion is pursuant to an exercise by Tenant of its Expansion Option A as set forth in Expansion Schedule II of Special Stipulation No. 7 of the Lease. According to the terms of such provision, all of Tenant's Future Expansion Options shall be as described in Expansion Schedule II and therefore, Expansion Schedule I is hereby deleted from the Lease.

               2. The Lease is hereby amended by adding the Expansion Space as part of the Premises subject to and in accordance with all of the terms and conditions of Special Stipulation 7 of the Lease including, without limitation, (i) Base Rent at the same rate per rentable square foot applicable to the remainder of the Premises; (ii) a term commencing on the Commencement Date (as defined therein) and expiring co-terminously with the term for the remainder of the Premises, and (iii) the same per rentable square foot Tenant Improvement Allowance ($21.00), Construction Documents Allowance ($.25), Supplemental Tenant Improvement Allowance ($2.66) and Additional Allowance ($3.50) being made available by Landlord to Tenant on all the same terms applicable to the original Premises.

               3. Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Hines Interests Limited Partnership who represented Landlord and Grubb & Ellis Company who represented Tenant in the negotiating or making of this Amendment, and Tenant agrees to indemnify
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                    and hold Landlord, its agents, employees, partners,
                    directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims, and losses, including reasonable attorneys' fees and costs, incurred by Landlord in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Amendment.

               4. Tenant hereby agrees that there are, as of the date hereof, regardless of the giving of notice or the passage of time, or both, no defaults or breaches on the part of Landlord or Tenant under the Lease.

               5. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

               6. The Lease, as amended by this Amendment, represents the entire agreement between the parties hereto. Landlord and Tenant agree that there are no collateral or oral agreements or understandings between them with respect to the Premises or the Building. The Lease, as amended by this Amendment, supersedes all prior negotiations, agreements, letters or other statements with respect to Tenant's expansion of the Premises.

               EXCEPT AS expressly amended and modified hereby, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control.


                 [Remainder of Page Intentionally Left Blank]
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               IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment as of the day and year first above written.


          TENANT:                            LANDLORD:


          NORTHERN TRUST                     PERIMETER SUMMIT PARCEL 3 LIMITED
          RETIREMENT,                        PARTNERSHIP, a Georgia limited
          CONSULTING, LLC, a                 partnership
          Delaware limited liability
          corporation                        By: 3003 Perimeter Summit Realty
                                                 Corp., a Delaware corporation,
          By: /s/ Dennis  Sain                   general partner of Perimeter
              --------------------------         Summit Parcel 3 Limited
          Name:  Dennis Sain                     Partnership
          Title: Chief Executive Officer

                                             By: /s/ Jerry Karr
                                                 ----------------------------
                                                 Name:  Jerry Karr
                                                 Title: President

                                             By:  Hines Management, L.L.C.
                                                  a Delaware limited liability
                                                  company, general partner of
                                                  Perimeter Summit Parcel 3
                                                  Limited Partnership

                                                  By:  Hines Interests Limited
                                                       Partnership, a Delaware
                                                       limited partnership, sole
                                                       member of Hines
                                                       Management, L.L.C.

                                                  By:  Hines Holdings, Inc., a
                                                       Texas corporation, sole
                                                       member of Hines
                                                       Interests Limited
                                                       Partnership

                                                  By /s/ C. Kevin Shannahan
                                                     ---------------------------
                                                         C. Kevin Shannahan
                                                         Executive Vice
                                                         President
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                             CONSENT OF GUARANTOR

               By its execution herein below, NORTHERN TRUST CORPORATION, the Guarantor under that certain Guaranty dated November 5, 1999, hereby consents to the amendment of the Lease and acknowledges that such amendment shall not operate to relieve the undersigned of its obligations and liabilities under such Guaranty, which obligations and liabilities the undersigned hereby ratifies and confirms.


                                        GUARANTOR:

                                        NORTHERN TRUST CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Perry R. Pero
                                           ------------------------
                                           Name:  Perry R. Pero
                                           Title: Vice Chairman
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                               CONSENT OF LENDER

          By its execution herein below, WACHOVIA BANK, N.A., the lender under that certain deed to secure debt, assignment and security agreement and party to that certain Subordination, NonDisturbance and Attornment Agreement dated November 5, 1999 (the "SNDA") by and among Landlord, Tenant and the undersigned, hereby consents to the amendment of the Lease for purposes of Section 2 of the SNDA.


                                    LENDER:


                                    WACHOVIA BANK, N.A.


                                   By: /s/ William N. Nelson
                                      --------------------
                                   Name:   William N. Nelson
                                   Title:  Senior Vice President
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                                  Exhibit "A"

                                Expansion Space